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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


       Date of Report (Date of earliest event reported): DECEMBER 2, 1997



                             SPS TECHNOLOGIES, INC.
               (Exact name of Registrant as specified in charter)



        PENNSYLVANIA                      1-4416                 23-1116110
----------------------------      -----------------------    -------------------
(State or other jurisdiction      (Commission file number)      (IRS employer
      of incorporation)                                      identification no.)


         101 GREENWOOD AVENUE, SUITE 470, JENKINTOWN, PENNSYLVANIA 19046
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (215) 517-2000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)









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ITEM 5.  OTHER EVENTS

         On December 2, 1997, SPS Technologies, Inc. (the "Company") completed the acquisition of Magnetic Technologies Corporation, a Delaware corporation. A copy of the press release dated December 2, 1997, issued by the Company is attached hereto.

ITEM 7.  EXHIBITS

99.1     Press Release, dated December 2, 1997






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  SPS TECHNOLOGIES, INC.

                                                  By: /s/ William M. Shockley
                                                      -------------------------
                                                      Name: William M. Shockley
                                                      Title: Vice President

DATE: December 2, 1997




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                                    EXHIBITS


         99.1    Press Release, dated December 2, 1997.